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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use of our report, dated May 31, 2001, on the financial statements of the Tower Financial 401(k) Plan which is included in this Annual Report on Form 11-K for the year ended December 31, 2000, and incorporated by reference in Tower Financial Corporation's Registration Statement on Form S-8.



                                             /s/ Crowe, Chizek and Company LLP

South Bend, Indiana
June 26, 2001